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                                                                   EXHIBIT 10.12


                       TRADE NAME AND TRADEMARK AGREEMENT

                  TRADE NAME AND TRADEMARK AGREEMENT ("AGREEMENT"), dated as of July 3, 2001 (the "EFFECTIVE DATE"), by and among Sun International Hotels Limited, a company organized under the laws of The Bahamas, Sun International Investments Limited, a company incorporated under the laws of the British Virgin Islands, World Leisure Group Limited, a company incorporated under the laws of the British Virgin Islands (collectively "ASSIGNOR"), and Sun International Management Limited, a corporation incorporated under the laws of the Switzerland (or its nominee) ("ASSIGNEE"). References to the Assignor shall include any and each of them.

WHEREAS, Assignor is the owner of the Logo and the Marks as defined herein.

WHEREAS, Assignee desires to acquire all worldwide right, title and interest in and to the Marks and any and all goodwill associated with the Marks; and

WHEREAS, pursuant to the Omnibus Agreement, dated as of the date hereof, between, among others, Assignor and Assignee (the "OMNIBUS AGREEMENT"), the parties agreed to enter into this Agreement.

DEFINITIONS

"CONTROLLED AFFILIATES"


has the meaning set forth in the Omnibus Agreement, (and references in this Agreement shall be to all or any of the Controlled Affiliates); PROVIDED, HOWEVER, with respect to World Leisure Group Limited, Controlled Affiliates shall include "Affiliates" as such term is defined in the Omnibus Agreement.

"LOGO"


means the stylised "S" logo shown at Schedule 1.


"MARKS"


means the words "SUN" and "SUN INTERNATIONAL" and the Logo, as presently or previously used by the Assignor, its licensees or its Controlled Affiliates, and including, without limitation, all unregistered rights and goodwill relating thereto and including the Registered Marks, in each case only as such marks, logos or words relate to resort, hotel, casino and gaming (including, without limitation, online gaming) services.
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"REGISTERED MARKS"


means all:


(a) registered trademarks, service marks, trade names, logos, designs, and brands for the Marks together with all goodwill attaching thereto; and

(b) the domain names set forth in Schedule 2 together with any other domain names registered in the name of or controlled by the Assignor or its Controlled Affiliates, and used by the Assignor or its Controlled Affiliates in relation to the Services.

"SERVICES"


means all:


resort, hotel, casino and/or gaming (including, without limitation, on-line gaming) services.

1          ASSIGNMENT

1.1 NOW, THEREFORE, for good and valuable consideration of L1, the receipt and sufficiency of which is hereby acknowledged by the Assignor, the Assignor hereby irrevocably sells, transfers, assigns, and otherwise conveys, and shall cause its Controlled Affiliates to irrevocably sell, transfer, assign and otherwise convey, to the Assignee and its successors and assigns, all of the Assignor's and the Controlled Affiliates' worldwide right, title and interest in and to the following:

(a) each of the Marks, including without limitation all common law rights thereto;


(b) the goodwill of the Assignor's business and the Assignor's Controlled Affiliates' businesses symbolized by and associated with the Marks; and


(c) all rights to proceeds of the foregoing, including, without limitation, any existing claims by the Assignor and its Controlled Affiliates, for past, present, or future infringement of the Marks and the right to sue for past infringements of the Marks.

2          REPRESENTATIONS AND WARRANTIES

The Assignor hereby represents and warrants that:
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(a)        Except as expressly set forth in Schedule 3, the Assignor and its
           Controlled Affiliates have no written agreements (including, without limitation, any license) and no material unwritten agreements (including, without limitation, any license) with respect to any of the Marks.

(b) The domain names set forth in Schedule 2 are registered in the name of Assignor or its Controlled Affiliates and are the only domain names registered by Assignor and its Controlled Affiliates.

(c) The Assignor and its Controlled Affiliates have not entered into any agreements with respect to the use or transfer of the domain names set forth on Schedule 2.


(d) The Assignor has been using the Marks continuously since 1994 in relation to resort, hotel, casino and gaming services.


(e) The Marks are free and clear of all liens, judgments, claims, security interests or other encumbrances.


(f) No litigation is pending and no claim has been made against the Assignor or its Controlled Affiliates in the three years prior to the date hereof or, to the knowledge of the Assignor or its Controlled Affiliates, is threatened, (i) alleging that any of the Marks or the use thereof infringes or violates any third party rights, or contesting the right of Assignor or its Controlled Affiliates to own, use or to sell, license or make available to any third party the Marks; or (ii) opposing or attempting to cancel or invalidate any of the Marks; and Assignor and its Controlled Affiliates know of no basis for any such claim, allegation or litigation.

(g) Any moral rights vested in individuals in respect of Marks including, without limitation, the right to be identified as an author of the Logo and the right not to have the Logo subjected to derogatory treatment have been legally and irrevocably waived.

2.1 The Assignor makes no representation and gives no assurance or warranty that any of the Marks are capable of registration as registered trademarks.

3          COVENANTS

3.1 Subject to the license granted in paragraph 5.1, the Assignor shall, and shall cause its Controlled Affiliates to, immediately cease all use of, and shall not in the future use, the Marks and any trademark, service mark, trade name, logo, design or brand confusingly similar thereto.

3.2 Assignor shall refrain, and shall cause its Controlled Affiliates to refrain, from:
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           3.2.1      preventing or seeking to prevent the Assignee from using
                      or licensing the Marks;

           3.2.2 granting or purporting to grant any licence (other than sub-licenses as expressly permitted in paragraph 5.1) to a third party to use the Marks;

           3.2.3 attempting to register any of the Marks or any trademark, service mark, trade name, design, logo or brand confusingly similar thereto; and

           3.2.4 challenging or disputing the validity or enforceability of, or attempting to oppose or cancel, any of the Marks.

4          FURTHER ASSURANCES

The Assignor shall, and shall procure that its Controlled Affiliates shall, at the sole cost and expense of the Assignee, execute and sign all such instruments, applications and documents and shall take all such actions as are reasonably requested by the Assignee to enable the Assignee or its nominees or successors to enjoy the full benefit of the Marks and other benefits conferred by this Agreement and in particular to:

4.1 secure the vesting in the Assignee absolutely of the Assignor's and the Controlled Affiliates' full right, title and interest in and to Marks including, without limitation, the making of applications for registration of the Marks;

4.2        uphold the Assignee's rights in the Marks; and

4.3 defeat any challenge to the validity of, and resolve any questions concerning, the Marks.

5          LICENSE

5.1 Assignee hereby grants Assignor a non-exclusive, non-transferable, worldwide, royalty-free, fully-paid right and license, with the right to sublicense to its existing licensees to the extent currently licensed to such licensee, to use the Marks as follows:

           5.1.1 for the shorter of a period of one year from the Effective Date of this Agreement and such time as is reasonably necessary for Assignor to accomplish the steps set forth in this paragraph 5.1.1, to use the Marks for the sole purpose of and only to the extent necessary to re-brand Assignor's existing products and services, and settling any other matters incidental to an orderly cessation of the usage of the Marks;
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           5.1.2      until December 2002, with respect to any marketing
                      materials utilized by tour operators that include third party properties in addition to Assignor's properties; and

           5.1.3 until December 2003, Assignor shall be entitled to use the phrase "Formerly Sun International" or any similar variation thereof, with respect to any marketing materials utilized by tour operators that include a majority of third party properties in addition to Assignor's properties.

5.2        The parties acknowledge the following:

           5.2.1 that Sun Resorts Limited, a company incorporated in Mauritius ("SRL"), is not an affiliate or Controlled Affiliate of Assignor. Assignor represents that it has not granted to SRL any rights to use the Marks except as provided in those agreements set forth on Schedule 3. Assignor shall use reasonable endeavours to persuade SRL not to use the Sun International name. Assignee agrees that it shall have no recourse against Assignor or its Controlled Affiliates for any use by SRL of any of the Marks; unless (i) SRL's use of any Mark is based on rights granted to SRL in any agreement with Assignor that is not listed on Schedule 3, in which case Assignee has a right to claim that the representation contained in this Section
                      5.2.1 has been breached or (ii) Assignor breaches its obligation to use reasonable endeavours to persuade SRL not to use the Sun International name as provided in this
                      Section 5.2.1; and

           5.2.2 the parties acknowledge that the Mohegan tribe has the right to use the "Sun" name in accordance with the agreement with the Mohegan Tribe set forth on Schedule 3, and that Assignee will not challenge such use as long as it is in accordance with such agreement.

5.3        Assignee grants the license set forth in paragraphs 5 PROVIDED THAT:

           5.3.1 Assignor shall, and shall procure that its sub-licensees shall, use the Marks only as licensed in this Agreement and not otherwise;

           5.3.2 the services provided by the Assignor and the Assignor's sub-licensees under the Marks shall be of no lower quality than that achieved by them in their business as at the date of this Agreement;

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           5.3.3      the Assignor and the Assignor's sub-licensees shall not
                      use the Marks in a manner which is reasonably likely to cause material harm to the goodwill attaching to the Marks;

           5.3.4 the Assignor shall, as soon as is reasonably practicable, inform the Assignee in writing giving such details as are available if it has knowledge that use of any of the Marks by the Assignor or Assignee including any sub-licensees infringes, or is alleged to infringe, the rights of any third party or that any third party is infringing, or intends to infringe, the Marks.

           5.3.5 the Assignee shall have the right in its sole and absolute discretion, and at its own expense, to commence or assume the conduct of all actions and proceedings relating to the Marks and the Assignor shall, and shall cause its Controlled Affiliates to, provide all assistance the Assignee or its nominees or assigns may reasonably require in connection with any such proceedings (including, without limitation, joining as a party, where reasonably necessary, to any such action commenced by the Assignee). Any costs or damages incurred or recovered as a result of any such actions or proceedings shall be for the account of the Assignee.

5.4        Acknowledgement

The Assignor acknowledges and agrees that:

           5.4.1 all the Assignor's , and the Assignor's Controlled Affiliates', right, title and interest in and to the Marks shall from the Effective Date belong to the Assignee (subject only to the limited rights granted under paragraph 5.1);

           5.4.2 it shall not, and it shall procure that its Controlled Affiliates shall not, acquire or claim any interest in or title to the Marks or the goodwill attaching to them by virtue of the rights granted to it under this Agreement or through its use and its sub-licensees' use of the Marks under this Agreement; and

           5.4.3 all goodwill arising through use of the Marks by Assignor and its sublicensees shall at all times be deemed to have accrued to the Assignee.

5.5        Termination

           5.5.1 The license granted under paragraph 5.1 will automatically terminate immediately if the Assignor becomes insolvent pursuant to section 123 of the Insolvency Act
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                      1986 (or as it may be amended from time to time), a
                      petition is presented or a resolution passed for the winding up of the Assignor (otherwise than for the purpose of a bona fide scheme of solvent amalgamation or reconstruction), a petition is presented requesting the court to make an order for the appointment of an administrator of the Assignor, an administrative receiver or other receiver is appointed in respect of the Assignor or the Assignor endeavors to or enters into any composition or arrangement including, without limitation, a company voluntary arrangement pursuant to the Insolvency Act 1986 (or as it may be amended from time to time) with or for the benefit of its creditors.

           5.5.2 The license granted under paragraph 5.1 shall automatically terminate immediately if the events referred to in paragraph 5.5.1 occur in respect of the Assignor under equivalent legislation or regulations in any part of the world.

           5.5.3 The license granted under paragraph 5.1 shall automatically terminate immediately if the Assignor (or any of its sub-licensees) challenge or dispute (or threaten to challenge or dispute) the validity or ownership of the Marks, or take any action (or threaten to take any action) either directly or indirectly to oppose the renewal, or to oppose or cancel the registration, of any of the Registered Marks.

           5.5.4 Any termination of this Agreement shall be without prejudice to the rights of the Assignee against the Assignor in respect of anything done or omitted to be done prior to termination.

5.6        Post termination

           Following termination of the licence granted under paragraph 5.1, the Assignor shall, and shall procure that its sublicensees shall:

           5.6.1 immediately and permanently cease all use of the Marks including without limitation use as part of a company name by itself;

           5.6.2 within 30 days delete or remove the Marks from all materials in the possession or control of the Assignor or its sublicensees to which the Marks are affixed, or (where such deletion or removal is not reasonably practicable) destroy and provide to the Assignee reasonably satisfactory evidence of such destruction, deletion or removal;


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           5.6.3      within 30 days (or as soon as is practicable in the light
                      of the relevant domain name registry's procedures) transfer to the Assignee any domain name which includes, or is confusingly similar to, any of the Marks.

6          ASSIGNMENT

The Assignor may not assign or otherwise transfer the benefits of or delegate its obligations under this Agreement, whether in whole or in part, without the written consent of Assignee. Any assignment in violation of this provision shall be void.

7          GOVERNING LAW

This Agreement shall be governed by English Law and the parties agree to submit to the exclusive jurisdiction of the Courts of England and Wales.

8          NO THIRD PARTY BENEFICIARIES

A person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act of 1999, but this shall not affect any right or remedy of a third party which exists or is available other than under the Act.

                            [SIGNATURE PAGE FOLLOWS]


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AS WITNESS WHEREOF the parties hereto have signed and delivered this Agreement as a Deed the day and year first before appearing.

EXECUTED as a DEED by           )            /s/ Charles D. Adamo
SUN INTERNATIONAL HOTELS        )            Director
LIMITED                         )
in the presence of:             )            /s/ John R. Allison
                                             Director


EXECUTED as a DEED by           )            /s/
SUN INTERNATIONAL HOTELS        )            -----------------------------------
LIMITED                         )            Director
in the presence of:             )
                                             -----------------------------------
                                             Director



EXECUTED as a DEED by           )            /s/
SUN INTERNATIONAL INVESTMENTS   )            -----------------------------------
LIMITED                         )            Director
in the presence of:             )
                                             -----------------------------------
                                             Director


EXECUTED as a DEED by           )            /s/ P. Buckley
SUN INTERNATIONAL INVESTMENTS   )            Director
LIMITED                         )
in the presence of:             )            -----------------------------------
                                             Director


EXECUTED as a DEED by           )            /s/
SUN INTERNATIONAL INVESTMENTS   )            -----------------------------------
LIMITED                         )            Director of Kersaf Investments
in the presence of:             )            Limited

                                             -----------------------------------
                                             Director
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EXECUTED as a DEED by           )            /s/
WORLD LEISURE GROUP LIMITED     )            -----------------------------------
in the presence of:             )            Director

                                             -----------------------------------
                                             Director


EXECUTED as a DEED by           )            /s/
WORLD LEISURE GROUP LIMITED     )            -----------------------------------
in the presence of:             )            Director

                                             -----------------------------------
                                             Director


EXECUTED as a DEED by           )            /s/
SUN INTERNATIONAL MANAGEMENT    )            -----------------------------------
LIMITED ("SIMLA")               )            Authorized Representative
in the presence of:             )
                                             /s/
                                             -----------------------------------
                                             Authorized Representative


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                                   SCHEDULE 1

                     REGISTERED TRADEMARKS AND SERVICE MARKS

                              [LOGO TO BE PROVIDED]


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                                   SCHEDULE 2

                                  DOMAIN NAMES

1.     sunint.com

2.     sunint.net

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                                   SCHEDULE 3

1.         DUBAI

2.         SEYCHELLES

3.         MAURITIUS

4.         MOHEGAN SUN CASINO AGREEMENT